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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 2, 2007

                               ENDWAVE CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                  000-31635             95-4333817
    (State or Other Jurisdiction       (Commission          (IRS Employer
         of Incorporation)              File No.)        Identification No.)

                   130 Baytech Drive
              San Jose, California 94085                       94085
       (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (408) 522-3100

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
            CERTAIN OFFICERS.

        On February 2, 2007, upon the recommendation of the Compensation Committee (the "Compensation Committee") of the Board of Directors of Endwave Corporation (the "Company"), the Company's Board of Directors (the "Board") approved the following matters:

        1. Fiscal 2006 Bonuses for Named Executive Officers. The Board voted to award bonuses to the Company's named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) in respect of the officers' and the Company's performance for the fiscal year ended December 31, 2006. The bonus payments were based on meeting specified targets for four financial metrics: revenues, gross margin, operating profit and cash flow from operations. The bonus awards were as follows:

NAME AND TITLE                                                                                          BONUS
--------------------------------------------------------------------------------------------------   ----------
Edward A. Keible, Jr                                                                                 $  178,000
 President and Chief Executive Officer (principal executive officer)
Brett W. Wallace                                                                                     $   64,625
 Chief Financial Officer and Executive Vice President (principal financial and accounting officer)
John J. Mikulsky                                                                                     $   94,500
 Chief Operating Officer and Executive Vice President (principal operating officer)

        2. Fiscal 2007 Base Salaries. The Board established fiscal 2007 base salaries for the named executive officers. The Compensation Committee and Board annually evaluate the performance and determine the compensation of the Company's officers based on the Compensation Committee's assessment of the individual performance of the executive officers, their achievement of corporate goals, and compensation at comparable companies. The 2007 base salaries, which were approved retroactively beginning February 1, 2007, for the named executive officers are listed in Exhibit 10.1 and are incorporated herein by reference. These salaries may be changed at any time at the discretion of the Compensation Committee. Each of the named executive officers is employed "at will."

        3. Fiscal 2007 Executive Incentive Plan. The Board approved the Endwave Executive Incentive Plan for Fiscal Year 2007, which is attached as Exhibit 10.2 and is incorporated herein by reference.

        4. Termination of Transaction Incentive Plan. The Board approved the immediate termination of the Company's Transaction Incentive Plan.

        5. Director Cash Compensation Policy. The Board adopted a new policy for the cash compensation of non-employee directors. The current policy for the compensation of non-employee directors is attached as Exhibit 10.3 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d) Exhibits:

EXHIBIT NO.    EXHIBIT TITLE
-----------    -----------------------------------------------------------------
10.1           2007 Base Salaries for Named Executive Officers.
10.2           Endwave Executive Incentive Plan for Fiscal Year 2007.
10.3           Description of Cash Compensation Payable to Non-Employee
               Directors.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ENDWAVE CORPORATION


Dated: February 7, 2007                      By:    /s/ Brett W. Wallace
                                                    ----------------------------
                                                    Brett W. Wallace
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION
-----------    -----------------------------------------------------------------
10.1           2007 Base Salaries for Named Executive Officers.
10.2           Endwave Executive Incentive Plan for Fiscal Year 2007.
10.3           Description of Cash Compensation Payable to Non-Employee
               Directors.